                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for use of the Commission only
     (as permitted by Rule 14c-5(d)(21))
[ ]  Definitive Information Statement

                      Global Realty Management Group, Inc.
         ---------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:
                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):
                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total Fee Paid:
                  --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                           ----------------------------------------
                  2)       Form, Schedule or Registration Statement No.:
                           -----------------------------------------
                  3)       Filing Party:
                           ------------------------------------------
                  4)       Dated Filed:
                           ------------------------------------------

                      GLOBAL REALTY MANAGEMENT GROUP, INC.
                        16825 Northchase Drive, Suite 630
                              Houston, Texas 77060

                              --------------------

                 NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

                              --------------------

May __, 2002

         A majority of the shareholders of Global Realty Management Group, Inc., or Global Realty, have taken action by written consent to change Global Realty's state of incorporation from Florida to Delaware. This change will include a change of Global Realty's name to "Excalibur Industries, Inc.," a change in Global Realty's authorized capital, and a change in its bylaws.

         Shareholders of record at the close of business on May 6, 2002 will be entitled to notice of this shareholder action by written consent. Since the actions will be approved by the holders of the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited. We anticipate that the reincorporation will become effective on or after June 5, 2002.

                                                   Matthew C. Flemming
                                                   Chief Financial Officer,
                                                   Executive Vice President,
                                                   Treasurer, and Secretary

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                      GLOBAL REALTY MANAGEMENT GROUP, INC.

                              --------------------

                              INFORMATION STATEMENT

                              --------------------

              INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

DATE AND PURPOSE OF WRITTEN CONSENT

Shareholders holding a majority of the voting power of the company took action by written consent on May 6, 2002 for the purpose of approving the reincorporation of the company from Florida to Delaware.

SHAREHOLDERS ENTITLED TO VOTE

Approval of the matters actions described herein requires the written consent of the holders of outstanding stock of each voting group entitled to vote on such matters. As of May 6, 2002, there were 12,812,436 shares of our common stock outstanding, 1,000,000 shares of our Series A preferred stock outstanding and 806,000 shares of our Series B preferred stock outstanding. Holders of our common stock are entitled to one vote per share. Holders of our Series A and Series B preferred stock are entitled to one vote per share, and for the actions described herein, vote both together with the holders of common stock as a single class, and as a separate class. Accordingly, there are 14,618,436 votes outstanding voting together as a single class, there are 1,000,000 votes outstanding voting as a separate class, and there are 806,000 votes outstanding also voting as a separate class. Shareholders of record at the close of business on May 6, 2002, will be entitled to receive this notice and information statement.

PROXIES

No proxies are being solicited.

CONSENTS REQUIRED

The reincorporation requires the consent of the holders of a majority of the shares of common stock, Series A preferred stock, and Series B preferred stock, voting together as a single class. In addition, the reincorporation requires the consent of the holders of at least 66 2/3% of the shares of Series A preferred stock voting as a separate class and the holders of at least 60% of the shares of Series B preferred stock voting as a separate class.

On May 6, 2002, holders of the voting rights with respect to at least 7,918,334 shares of our common stock delivered written consents to us adopting the proposals set forth herein, holders of the voting rights with respect to 1,000,000 shares of our Series A preferred stock delivered written consents to us adopting the proposals set forth herein, and at least holders of the voting rights with respect to 600,000 shares of our Series B preferred stock delivered written consents to us adopting the proposals set forth herein.

INFORMATION STATEMENT COSTS

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 6, 2002 by the following persons:

         o each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

         o        each of our directors and executive officers; and

         o        all of our directors and executive officers as a group.

                                                       NUMBER OF SHARES
                NAME AND ADDRESS                      BENEFICIALLY OWNED       PERCENTAGE OWNED
                ----------------                      ------------------       ----------------
William S.H. Stuart (1) .....................                  0 (2)                  0%
Matthew C. Flemming (1)......................          1,600,000 (3)              12.49%
Dwayne Lewis (1).............................       1,500,000 (4)(5)              11.71%
W. Donald Parr...............................             75,200 (6)               0.58%
Aubrey Earl Swift............................       8,101,668 (7)(8)              62.34%
Frank X. Marshik ............................            410,235 (9)               3.17%
G. Ross Brown (1) ...........................           140,000 (10)               1.09%
David Rains (1)..............................           100,000 (11)               0.77%
The Robert and Mary Stuart Irrevocable Trust.     2,195,000 (1) (12)              17.13%
CDLDSL LTD...................................          1,500,000 (5)              11.71%
Aeroweld, Inc................................         1,000,000 (13)                7.8%
Larry C. Shumate.............................           690,000 (14)               5.39%
Seneca Capital, L.P..........................         2,330,000 (16)              15.39%
Seneca Capital International, Ltd. (15)......

All directors and officers as a group........              8,827,103              66.11%


-------------
         (1) The address is 18625 Northchase Drive, Suite 630, Houston, Texas 77060

         (2) William S.H. Stuart one of several beneficiaries under the Trust, but he is not deemed to be a beneficial owner of these shares under the rules and regulations of the SEC, as he has no investment or voting power over the shares.

         (3) Mr. Flemming has granted an irrevocable proxy with respect to all of his shares of common stock to Aubrey Earl Swift, a director of Global Realty. In addition, Mr. Flemming has entered into a Shareholder's Voting Agreement with respect to all of his shares of Common Stock. Under the terms of the voting agreement, Mr. Flemming and his proxy holder, Mr. Swift, agree to vote the shares held by Mr. Flemming in favor of William S.H. Stuart, Mr. Flemming, Mr. Swift, Dwayne Lewis and Frank X. Marshik to serve as directors of Global Realty whenever the election of the directors of Global Realty is submitted to the shareholders for its or their vote or consent. The parties to the voting agreement agree not to vote for Mr. Swift or Mr. Marshik until they each respectively notify the other parties of his desire to become a director.

         (4) Includes 1,500,000 shares held by CDLDSL Ltd, a Nevada limited liability company of which Mr. Lewis is a member and 500,000 shares underlying presently exercisable options.

         (5) CDLDSL has entered into a Shareholder's Voting Agreement with respect to all of its shares of common stock. Under the terms of the voting agreement, CDLDSL agreed to vote the shares held by CDLDSL in favor of William S.H. Stuart, Matthew C. Flemming, Aubrey Earl Swift, Dwayne Lewis and Frank X. Marshik to serve as directors of Global Realty whenever the election of the directors of Global Realty is submitted to the shareholders for its or their vote or consent. The parties to the voting agreement agree not to vote for Mr. Swift or Mr. Marshik until they each respectively notify the other parties of his desire to become a director. CDLDSL's address is 115 Ridge Street, Reno, Nevada 89501.

         (6) Includes 75,000 shares underlying presently exercisable options. Mr. Parr's address is 3530 Travis Street, #414, Dallas, Texas 75204.

         (7) Includes 183,334 shares underlying presently exercisable warrants. Mr. Swift's address is 2715 S. Southern Oaks, Houston, Texas 77068.

         (8) Shareholders of Global Realty holding an aggregate of 5,135,000 shares of Global Realty common stock have granted an irrevocable proxy with respect to all such shares of common stock to Mr. Swift. In addition, Mr. Swift has entered into a Shareholder's Voting Agreement with respect to all of his shares of common stock. Under the terms of the voting agreement, Mr. Swift agrees to vote the shares held by Mr. Swift and those shares which Mr. Swift has a proxy to vote in favor of William S.H. Stuart, Mr. Flemming, Mr. Swift, Dwayne Lewis and Frank X. Marshik to serve as directors of Global Realty whenever the election of the directors of Global Realty is submitted to the shareholders for its or their vote or consent. The parties to the voting agreement agree not to vote for Mr. Swift or Mr. Marshik until they each respectively notify the other parties of his desire to become a director. The 2,195,000 shares held by the Robert and Mary Stuart Irrevocable Trust, the 1,600,000 shares held by Mr. Flemming, and the 1,500,000 shares held by CDLDSL LTD. are included in the total 8,108,668 shares.

         (9) Includes 50,000 shares held by Mr. Marshik's spouse, 80,000 shares issuable upon conversion of Series B Preferred Stock, and 61,600 shares underlying presently exercisable warrants. Mr. Marshik's address is 5110 San Felipe #127W, Houston, Texas 77056.

         (10) Includes 40,000 shares underlying presently exercisable options.

         (11) Includes 100,000 shares underlying presently exercisable options.

         (12) The Trust has granted an irrevocable proxy with respect to all of its shares of common stock to Aubrey Earl Swift, a director of Global Realty. In addition, the Trust has entered into a Shareholder's Voting Agreement with respect to all of its shares of common stock. Under the terms of the voting agreement, the Trust and its proxy holder, Mr. Swift, agree to vote the shares held by the Trust in favor of William S.H. Stuart, Mr. Flemming, Mr. Swift, Dwayne Lewis and Frank X. Marshik to serve as directors of Global Realty whenever the election of the directors of Global Realty is submitted to the shareholders for its or their vote or consent. The parties to the voting agreement agree not to vote for Mr. Swift or Mr. Marshik until they each respectively notify the other parties of his desire to become a director. The Trust's address is 302 Walnut Street, Bridgeville, Delaware 19933.

         (13) The address of Aeroweld is 405 North Redbud Avenue, Broken Arrow, Oklahoma 74012.

         (14) The address of Mr. Shumate is 15719 Lakeway Drive, Willis, Texas 77318.

         (15) The address of Seneca Capital, L.P. is 527 Madison Avenue, 11th Floor, New York, NY 10022, and the address of Seneca Capital International, Ltd. is 830 Third Avenue, 14th Floor, New York, NY 10022.

         (16) Seneca Capital, L.P. beneficially owns 695,417 shares, which includes 326,667 shares underlying presently convertible Series A preferred stock, 134,750 shares underlying convertible Series A preferred stock underlying presently exercisable warrants, 180,000 shares underlying presently convertible Series B preferred stock, and 54,000 shares underlying presently exercisable warrants. Seneca Capital International, Ltd. beneficially owns 1,634,583 shares, which includes 673,333 shares underlying presently convertible Series A preferred stock, 415,250 shares underlying convertible Series A preferred stock underlying presently exercisable warrants, 420,000 shares underlying presently convertible Series B preferred stock, and 126,000 shares underlying presently exercisable warrants. We believe that Seneca Capital, L.P. and Seneca Capital International, Ltd. constitute a "group" which beneficially owns these shares.

         Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from May 6, 2002, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within May 6, 2002.

                      PROPOSAL TO REINCORPORATE IN DELAWARE

INTRODUCTION

The holders of a majority of our voting stock have approved the reincorporation of the company from Florida to Delaware. The board of directors has unanimously approved the proposal. We have formed a wholly-owned Delaware subsidiary named Excalibur Industries, Inc., which we refer to as "Excalibur" in this information statement. We will use the term "Global Realty" to refer to our existing Florida corporation. The reincorporation will be effected by a merger transaction in which Global Realty will be merged with and into Excalibur.

Excalibur, which was incorporated on May 3, 2002 for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

The reincorporation and the merger of Global Realty into Excalibur will result in a change in the name of the company to "Excalibur Industries, Inc." The merger will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. Global Realty's employee benefit arrangements will be continued by Excalibur upon the same terms and subject to the same conditions. In management's judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the reincorporation. As shareholders of our company, however, you should be aware that the corporation law of Delaware and the corporation law of Florida differ in a number of significant respects, including differences pertaining to the rights of shareholders. We encourage you to carefully review the discussion of some of these differences under the heading "Significant Differences Between the Corporation Laws of Florida and Delaware."

In the merger, each issued and outstanding share of Excalibur (all of which are owned by Global Realty) will be retired and canceled and each issued and outstanding share of common stock, Series A preferred stock, and Series B preferred stock of Global Realty will be automatically converted into and become one share of common stock, Series A preferred stock, or Series B preferred stock, as the case may be, of Excalibur. Upon completion of the merger, Global Realty, as a corporate entity, will cease to exist, and Excalibur will continue to operate the business of the company under its new name, Excalibur Industries, Inc. Each share certificate representing issued and outstanding shares of common stock, Series A preferred stock, and Series B preferred stock of Global Realty will be automatically converted into and become one share of common stock, Series A preferred stock, or Series B preferred stock of Excalibur, as the case may be. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF EXCALIBUR. A copy of the Agreement and Plan of Merger, which we refer to as the "merger agreement" in this proxy statement, is attached to this proxy statement as Appendix A.

We are currently governed by the Florida Business Corporation Act and our current articles of incorporation and bylaws. If the reincorporation is approved, we will be governed by the Delaware General Corporation Law and by a new certificate of incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below. Copies of the certificate of incorporation and bylaws of Excalibur are attached to this proxy statement as Appendices B and C, respectively.

The reincorporation of the company in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the certificate of incorporation of Excalibur and the bylaws of Excalibur attached to this information statement as Appendices A, B, and C, respectively.

TREATMENT OF STOCK OPTIONS AND WARRANTS

Each option and warrant to purchase shares of common stock or Series A preferred stock of Global Realty outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of Excalibur common stock. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the reincorporation.

DIRECTORS AND OFFICERS

The directors and officers of Global Realty will be the directors and officers of Excalibur after the reincorporation.

EFFECTIVE TIME OF REINCORPORATION

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our shareholders, appropriate articles or certificates of merger with the Department of State of Florida and the Secretary of State of Delaware. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in early June 2002. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time. In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.

EXCHANGE OF STOCK CERTIFICATES

On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock, Series A preferred stock, and Series B preferred stock of Global Realty will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock, Series A preferred stock, or Series B preferred stock, as the case may be, of Excalibur into which such shares are converted in the reincorporation (other than shares as to which the holder thereof has properly exercised dissenters' rights under Florida law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Excalibur, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock, Series A preferred stock, or Series B preferred stock, as the case may be, of Excalibur evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of Global Realty are presented for transfer or conversion, Excalibur will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock, Series A preferred stock, or Series B preferred stock, as the case may be, of Excalibur.

Shares of Excalibur's common stock will be traded on the OTC Bulletin Board, where shares of Global Realty's common stock are presently traded.

YOU ARE NOT REQUIRED TO EXCHANGE YOUR STOCK CERTIFICATES FOR EXCALIBUR STOCK CERTIFICATES, ALTHOUGH YOU MAY DO SO IF YOU WISH.

PRINCIPAL REASONS FOR CHANGING OUR STATE OF INCORPORATION

The board of directors believes that the reincorporation of our company under the laws of the State of Delaware will provide flexibility for both our management and business. For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to what we have proposed. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. As a result, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.

In contrast, the Florida Business Corporation Act, to which Global Realty is currently subject, was only recently enacted in its current form (becoming generally effective in 1989) and has not been the subject of a significant number of judicial decisions interpreting its provisions.

EFFECTS OF REINCORPORATION IN DELAWARE

CHANGE IN COMPANY NAME

The reincorporation will result in the company's name being changed from "Global Realty Management Group, Inc." to "Excalibur Industries, Inc." The company's Board of Directors feels that this name change is in the best interest of the company. In light of the company's recent acquisition of Excalibur Holdings, Inc., a Texas corporation, the name "Global Realty Management Group, Inc." no longer accurately reflects the company's operations and interests. Excalibur Holdings, Inc. has been conducting business under the name "Excalibur Industries, Inc." since January 2002. The name change will be become effective upon the merger being effective, due to the adoption of the certificate of incorporation of Excalibur as the company's governing charter.

CHANGE IN AUTHORIZED CAPITAL

At present, the company's articles of incorporation, as amended, authorize the issuance of 69,759,859 shares of common stock, $.001 par value and 10,000,000 shares of preferred stock, $.001 par value. The certificate of incorporation of Excalibur authorizes the issuance of 60,000,000 shares, of which 50,000,000 shares will be designated as common stock, $.001 par value, and 10,000,000 shares will be undesignated preferred stock, $.001 par value. Like Global Realty's articles of incorporation, the certificate of incorporation of Excalibur provides that the preferred stock may be issued in one or more series, that Excalibur's board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

DESCRIPTION OF COMMON STOCK

All outstanding shares of Global Realty common stock are fully paid and nonassessable. Each share of the outstanding Global Realty common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the Global Realty common stock. The holders of the company's common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. The company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

Under the terms of the merger agreement, each outstanding share of Global Realty common stock will convert to one share of Excalibur common stock, and the shares of Excalibur common stock will also possess the characteristics of the Global Realty common stock that are described in this paragraph.

DESCRIPTION OF PREFERRED STOCK

Global Realty has designated 1,650,000 shares of its preferred stock as Series A preferred stock. Each share of Series A Preferred Stock is convertible into one share of the company's common stock, subject to proportional adjustment for stock-splits, stock dividends, recapitalizations, and subsequent dilutive issuances of common stock. The Series A preferred stock is convertible at the option of the holder, but it shall be automatically converted upon the occurrence of certain events. The holders of the Series A preferred stock shall be entitled to receive non-cumulative dividends at the rate of 8% per annum in preference to the holders of common stock. The holders of the Series A preferred stock shall also be entitled to receive, upon liquidation, an amount equal to their original purchase price for the Series A preferred stock plus 10% interest per annum, in preference to the holders of the common stock. After five years, the company has the option of redeeming the Series A preferred stock at a price equal to the original purchase price plus 10% per annum. If, in 2006, the company's EBITDA does not exceed $5,000,000, then the company is obligated to redeem the Series A preferred stock. The holders of the Series A preferred stock vote on an as-if converted basis with holders of the common stock, but will also have the right to vote separately as a class with respect to certain matters. The holders of the Series A preferred stock have the right to elect one director to the board of directors, which must consist of no more than 7 members. The holders will have the right, subject to certain exceptions, to receive and review specified financial and other information regarding the company.

Global Realty has designated 2,400,000 shares of its preferred stock as Series B preferred stock. Each share of Series B Preferred Stock is convertible into one share of the company's common stock, subject to proportional adjustment for stock-splits, stock dividends, recapitalizations, and subsequent dilutive issuances of common stock. The Series B preferred stock is convertible at the option of the holder, but it shall be automatically converted upon the occurrence of certain events. The holders of the Series B preferred stock shall be entitled to receive non-cumulative dividends at the rate of 7% per annum in preference to the holders of common stock. The holders of the Series A preferred stock shall also be entitled to receive, upon liquidation, an amount equal to their original purchase price for the Series B preferred stock, in preference to the holders of the common stock. After five years, the company has the option of redeeming the Series B preferred stock at a price equal to the original purchase price. The holders of the Series B preferred stock vote on an as-if converted basis with holders of the common stock, but will also have the right to vote separately as a class with respect to certain matters. The holders will have the right, subject to certain exceptions, to receive and review specified financial and other information regarding the company.

It is Excalibur's intent to designate a class of Series A preferred stock and a class of Series B preferred stock with the same rights, preferences, privileges, and restrictions as those of the Global Realty Series A preferred stock and Series B preferred stock. Under the terms of the merger agreement, each outstanding share of Global Realty Series A and Series B preferred stock will convert to one share of Excalibur Series A or Series B common stock, as the case may be, and the shares of Excalibur Series A and Series B preferred stock will also respectively possess the characteristics of the Global Realty Series A and Series B preferred stock that are described in this paragraph.

OUTSTANDING SHARES OF STOCK

As of May 6, 2002, 12,812,436 shares of the company's common stock, 1,000,000 of the company's series A preferred stock, and 806,000 shares of the company's series B preferred stock were issued and outstanding. The company has reserved an aggregate of 5,068,734 shares for issuance pursuant to outstanding options and warrants of the company and for conversion of the Series A and Series B preferred stock.

CERTIFICATE OF INCORPORATION AND BYLAWS TO BE IN EFFECT AFTER THE
REINCORPORATION

Following the reincorporation, we will be subject to the certificate of incorporation and bylaws of Excalibur. A copy of the certificate of incorporation of Excalibur is attached to this proxy statement as Appendix B, and a copy of the bylaws of Excalibur is attached to this proxy statement as Appendix C. The certificate of incorporation attached as Appendix B is similar to Global Realty's articles of incorporation. Approval of the reincorporation by our shareholders will automatically result in the adoption of the certificate of incorporation and bylaws of Excalibur.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF FLORIDA AND DELAWARE

The rights and preferences of our shareholders are presently governed by the Florida Business Corporation Act. Upon the reincorporation of our company under the laws of the State of Delaware, the rights and preferences of our shareholders will be governed by the Delaware General Corporation Law. Although Delaware and Florida corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Florida Business Corporation Act and Delaware General Corporation Law.

SHAREHOLDER VOTING

Under both Florida law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither Global Realty's articles of incorporation nor Excalibur's certificate of incorporation contain any supermajority voting provisions.

APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS

Under Florida law and Delaware law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting shareholder does not agree with the fair value established by the corporation. Florida law, in general, entitles a shareholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon (i) certain amendments to Global Realty's articles of incorporation that materially and adversely affect the rights or preferences in respect of the shares of the dissenting shareholder, (ii) upon the sale or exchange of substantially all corporate property other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, (iii) upon merger, consolidation or share exchange by a corporation, unless the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter-dealer quotation system, or widely held, and (iv) upon a "control-share acquisition."

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Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (Excalibur's certificate of incorporation does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (iii) cash in lieu of fractional shares of the corporation described in the foregoing clauses (i) and (ii), or (iv) any combination of (i), (ii) or (iii).

The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of the assertion on the dissenting shareholder, whereas in Florida costs of an appraisal proceeding (not including attorney fees) are generally assessed against the corporation. If, however, the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in initiating an assessment proceeding, the court has discretion to assess costs against some or all dissenters. A Florida court may assess the fees and expenses of counsel and experts for each party in amounts the court finds equitable. The court's decision will be based on whether or not the corporation substantially complied with the dissenters' rights statutes and whether the corporation or dissenters acted arbitrarily, vexatiously, or not in good faith.

ACTION BY SHAREHOLDERS WITHOUT A MEETING

Florida and Delaware law each permit action required or permitted to be taken at a shareholder's meeting to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Both Florida and Delaware law also provide that a corporation's articles or certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Excalibur's certificate of incorporation does not contain any such restriction.

ACTION BY DIRECTORS WITHOUT A MEETING

Florida and Delaware law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting.

CONFLICTS OF INTEREST

Under both Florida law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. Under Florida law, if the contract or transaction is to be authorized by the board and a majority of the directors who have no interest in the transaction vote to authorize ratify the transaction, a quorum is deemed present for the purpose of taking action under this section. However, a transaction may not be authorized by a single director. In contrast, Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction. Excalibur intends to adopt a conflicts of interest policy upon completion of the merger. This policy provides that no director shall participate in any discussion or consideration involving a conflict of interest related to the relationship between Excalibur, on the one hand, and such director or any of his or her affiliates, on the other hand.

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DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY

Florida law provides that a director must discharge his or her duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In discharging his or her duties, a director is entitled to rely on information, opinions, reports, or statements, if prepared by (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountants, or other persons relating to matters the director reasonably believes are within the person's professional or expert competence, or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence. A director is not acting in good faith if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by Florida law unwarranted. A director who performs his or her duties consistent with the requirements of Florida law may not be held liable for any action taken as a director or any failure to take any action.

Delaware law provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care require a finding by the court that the directors were grossly negligent in their decision-making process. The duty of loyalty requires that, in making a business decision, directors act in good faith and with the honest belief that the action taken is in the best interests of the corporation.

LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors may not be limited or eliminated for any of the following:

         o any breach of the directors' duty of loyalty to the corporation or its shareholders;

         o acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

         o the payment of unlawful dividends, stock repurchases or redemptions; or

         o any transaction in which the director received an improper personal benefit.

Excalibur's certificate of incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

Florida law provides that a director shall have no personal liability for breach of his or her duties as a director unless that breach was any of the following:

         o a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

         o        the payment of unlawful distributions;

         o in a proceeding by or in the right of the corporation or of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct;

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

         o in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property; or

         o any transaction in which the director received an improper personal benefit.

INDEMNIFICATION

Florida law generally provides for mandatory indemnification of a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director and/or officer against reasonable expenses incurred by him or her in connection with the proceeding. Florida law also generally provides that a corporation may voluntarily indemnify a director or officer acting in an official capacity on behalf of the corporation if such person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The certificate of incorporation of Excalibur provides for indemnification to the full extent permitted by Delaware law.

CLASSIFIED BOARD OF DIRECTORS

Both Florida and Delaware corporate laws permit a corporation's articles or certificate of incorporation to provide for a classified board of directors. Delaware and Florida law permits a maximum of three classes. Neither Global Realty's articles of incorporation nor the certificate of incorporation of Excalibur provides for a classified board of directors.

CUMULATIVE VOTING FOR DIRECTORS

Under Florida and Delaware law, cumulative voting for directors is not available to shareholders unless the articles or certificate of incorporation provides otherwise. Neither Global Realty's articles of incorporation nor Excalibur's certificate of incorporation provides for cumulative voting in elections of directors.

REMOVAL OF DIRECTORS

Under Florida law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders; provided, however, if the director to be removed was named by a voting group of shareholders, only the shareholders of that voting group may remove the director. Under Delaware law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors.

VACANCIES ON BOARD OF DIRECTORS

Under Florida law, unless the articles of incorporation provide otherwise, (i) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, the shareholders. If the vacancy was held by a director elected by a voting group of

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

shareholders, the holders of shares of that voting group are entitled to vote to fill the vacancy, or a majority of the directors then in office elected by that voting group may fill that vacancy. A newly created directorship resulting from an increase in the number of directors may be filled by the board or the shareholders.

Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. Excalibur's bylaws provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.

ANNUAL MEETINGS OF SHAREHOLDERS

Florida law provides for annual meetings of shareholders and Global Realty bylaws follow these provisions. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

SPECIAL MEETINGS OF SHAREHOLDERS

Florida law provides that the board of directors or person or persons authorized in the articles of incorporation or bylaws to call a special meeting, or a shareholder or shareholders holding 10% or more of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, may call a special meeting of the shareholders. Florida law allows a corporation to increase the percentage holdings required for a shareholder to call a special meeting to up to 50%; however, Global Realty's articles of incorporation have no such provision. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The bylaws of Excalibur provide that special meetings may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or at the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.

INSPECTION OF SHAREHOLDER LISTS

Under Florida law, any shareholder of a corporation has an absolute right to inspect, in person or by a legal representative, during regular business hours a list of the shareholders who are entitled to notice of a shareholders meeting for a period beginning ten (10) days prior to a shareholder meeting for which the shareholder list was prepared. In addition, any shareholder has the right to inspect the corporation's record of shareholders (and certain other corporate records), provided they give five days written notice to the corporation and the demand to inspect the corporation's record of shareholders (and certain other corporate records) is made (i) in good faith and for a proper purpose, (ii) the demand describes with reasonable particularity the purpose and records they seek to inspect, and (iii) the records are directly related with the stated purpose. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts of such list.

AMENDMENT OF THE CHARTER

Under Florida law, before the shareholders may vote on an amendment to the articles of incorporation requiring shareholder approval, a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered. The directors must also recommend the amendment to the shareholders (unless the directors determine that they should make no such recommendation because of special circumstances or a conflict of interest) prior to its vote on the amendment. Most amendments to the articles of incorporation require the affirmative vote of the holders of the majority of the voting power present and

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

entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation, directors, or Florida Business Corporation Act require a larger proportion. Florida law provides that, unless the proposed amendment does not require shareholder approval, a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Florida law also allows the board of directors to amend the articles of incorporation without shareholder approval, if the amendment is to extend the duration of the corporation, to delete the names and addresses of the initial directors, to delete the name and address of the initial registered agent or registered office, to delete information that is solely of historical interest, to delete the authorization for a class or series of shares if no shares of such class or series are issued, to change the corporate name by substituting the word "corporation," "incorporated," or "company," or the abbreviation "corp.," "Inc." or "Co." for a similar word or abbreviation in the name, to change the par value for a class or series of shares, to provide that if the corporation acquires its own shares, such shares constitute treasury shares until disposed of or canceled, or effect a division or combination of its outstanding shares, so long as (i) the rights or preferences of the holders of any outstanding class or series are not adversely affected, and (ii) the percentage of authorized shares remaining unissued after the share division or combination does not exceed the percentage of authorized shares that was unissued before the division or combination.

Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

AMENDMENT OF THE BYLAWS

Florida law provides that the incorporators or board of directors shall adopt initial bylaws for a corporation, unless that power is reserved to the shareholders by the articles of incorporation. Thereafter, unless (i) reserved by the articles of incorporation or the Florida Business Corporation Act exclusively to the shareholders (in whole or in part), or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw, either the board of directors or shareholders may amend or repeal a corporation's bylaws.

If authorized by the articles of incorporation, the shareholders may adopt or amend a bylaw that fixes a greater quorum or voting requirement for shareholders or voting groups of shareholders than required by Florida law, so long as the bylaw is adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater. Any bylaw so adopted may not be adopted, amended, or repealed by the board of directors. A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed (i) if originally adopted by the shareholders, only by the shareholders, (ii) if originally adopted by the board of directors, either by the shareholders or by the board of directors.

Delaware law provides that the power to adopt, amend or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws. Excalibur's certificate of incorporation places the power to adopt, amend, or repeal bylaws in its board of directors.

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PROXIES

Both Florida and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Florida law it is valid for 11 months, under Delaware law, for three years.

PREEMPTIVE RIGHTS

Under Florida law, shareholders do not have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. Global Realty's articles of incorporation provide that no such preemptive right exists in our shareholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. Excalibur's certificate of incorporation does not provide for any such preemptive rights.

DIVIDENDS

Generally, a Florida corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining total assets of the corporation below the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Any such dividend is also subject to any additional restrictions contained in the corporation's articles of incorporation. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

STOCK REPURCHASES

A Florida corporation may acquire its own shares and such shares so acquired shall constitute authorized but unissued shares, unless such acquisition is prohibited by its articles of incorporation. Any such share acquisition is only proper under Florida law if a corporation's board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after acquiring the shares and if, among other things, the share acquisition does not reduce the remaining total assets of the corporation below the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the share acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

TREASURY SHARES UNDER DELAWARE LAW

Under the Delaware General Corporation Law, a corporation may hold treasury shares and these shares may be held, sold, lent, pledged or exchanged by the corporation. Treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

The Florida Business Corporation Act provides that a corporation may have authorized but unissued shares. Unless otherwise provided in its articles of incorporation, any shares that are authorized but unissued are not considered outstanding shares. Florida law does not specifically permit a corporation to pledge unissued shares.

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VOLUNTARY DISSOLUTION

Florida law provides that a corporation may be voluntarily dissolved upon the directors' approval of and recommendation to the shareholders to dissolve (unless the directors determine that they should make no such recommendation because of special circumstances or a conflict of interest) and approval by the holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution unless a greater approval is required by the directors or the articles of incorporation. Under certain circumstances, the shareholders of a Florida corporation can act to dissolve the corporation without approval of the board of directors. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

JUDICIAL DISSOLUTION

Florida law provides that a court may dissolve a corporation in an action by a shareholder where any of the following have occurred: (i) the directors are deadlocked in the management of corporate affairs and the shareholders cannot break the deadlock and irreparable injury to the corporation is threatened or being suffered; (ii) the shareholders are deadlocked in voting power and have failed to elect successors to directors whose terms have expired; (iii) in a closely-held corporation, the directors have acted fraudulently, illegally, or in an oppressive manner; or (iv) in a closely-held corporation, there is a case of misapplication or waste of corporate assets. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuser of its corporate powers, privileges or franchises.

ANTI-TAKEOVER LEGISLATION

The Delaware General Corporation Law contains a business combination statute which is intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The Florida Business Corporation Act does not have a comparable provision that applies to Global Realty. The following is a summary of the Delaware business combination statute.

The Delaware business combination statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with this person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met:

         o First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, then the business combination is permitted.

         o Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned directors who are also officers and shares owned by certain employee stock ownership plans).

         o Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

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Only certain Delaware corporations are subject to the business combination statute. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders.

Only certain "business combinations" are prohibited under Delaware law. A business combination is defined broadly to include any of the following:

         o        any merger or consolidation with the interested stockholder;

         o any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets;

         o any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and

         o any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer.

The Delaware statute does not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation-sponsored transaction.

In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances.

The Delaware General Corporation Law permits a corporation to "opt out" of the business combination statute by electing to do so in its certificate of incorporation or bylaws within a specified time period. Neither Excalibur's certificate of incorporation nor the bylaws of Excalibur contain such an "opt out" provision.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of Excalibur equal to your tax basis in your shares of capital stock of Global Realty. Provided that you have held your shares of capital stock of Global Realty as a capital asset, your holding period for the shares of capital stock of Excalibur will include the holding period of your shares of capital stock of Global Realty. Neither we nor Excalibur will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and Excalibur will succeed, without adjustment, to our tax attributes.

YOU SHOULD CONSULT YOUR OWN TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN TAX LAWS.

DISSENTERS' RIGHTS

Under the Florida Business Corporation Act, you are or may be entitled to dissent from the reincorporation proposal and obtain "fair value" plus interest for your shares by asserting your dissenters' rights. IT IS THE PRESENT INTENTION OF THE COMPANY TO ABANDON THE MERGER IN THE EVENT SHAREHOLDERS EXERCISE DISSENTERS' RIGHTS AND THE COMPANY BECOMES OBLIGATED TO MAKE A SUBSTANTIAL PAYMENT TO THE DISSENTING SHAREHOLDERS.

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For purposes of dissenters' rights, "fair value" means the value of the shares as of the close of business on May 3, 2002, excluding any appreciation or depreciation in anticipation of the reincorporation (unless exclusion would be inequitable).

The following is a summary of your dissenters' rights under the Florida Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' rights provisions in the Florida Business Corporation Act, the full text of which is attached to this proxy statement as Appendix D, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

If you choose either to assert your dissenters' rights or preserve your right to dissent, you should carefully review the requirements under Sections 607.1301 through 607.1320 of the Florida Business Corporation Act (Dissenters' Rights Statutes) and consult with an attorney.

If your shares are held of record in the name of another person, such as a bank, broker, or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights you may have.

A DISSENTING SHAREHOLDER MUST PERFECT DISSENTERS' RIGHTS

If you elect to exercise your dissenters' rights, to "perfect" them, you must do all of the following:

         o provide us with written notice of your election to dissent on or before June 5, 2002, stating your name and address, the number, classes, and series of shares as to which you are dissenting, and a demand for payment of the fair value of your shares;

         o deposit your certificate or certificates with us simultaneously with the filing of you election to dissent; and

         o assert your dissenters' rights as to all or part of your shares (except where certain shares are beneficially owned by another person but registered under your name so long as you dissent with respect to all shares beneficially owned by any one person).

The written notice must reasonably inform us of your identity and your intention to exercise your dissenters' rights. All written notices should be:

         o        addressed to:

                  Global Realty Management Group, Inc.
                  16825 Northchase Drive, Suite 630
                  Houston, TX 77060
                  Attn:  Secretary

         o        filed before June 5, 2002; and

         o executed by, or sent with the written consent of, the holder of record.

If you provide written consent to the reincorporation, that consent will constitute a waiver of your dissenters' rights and will override any previously filed written notice of intent to demand payment.

If you fail to comply with these conditions and all other conditions imposed by the Florida Business Corporation Act, you will have no dissenters' rights with respect to your shares.

WE MUST SEND DISSENTING SHAREHOLDERS A WRITTEN OFFER TO PAY FAIR VALUE AND OTHER INFORMATION

If you properly file your notice to elect to dissent, then, within ten (10) days after the reincorporation, we must send to you a written offer to pay an amount that we estimate to be the fair value of your shares. If the merger is not completed by August 5, 2002, the offer may be made conditional on the consummation of the reincorporation. The offer must be accompanied by the following:

         o our balance sheet as of the latest available date and not more than 12 months prior to the making of such offer; and

         o our income statement for the 12-month period ended on the date of the balance sheet.

If, within thirty (30) days after we make the offer described above, you accept the offer, then we are required to make payment to you of the same within ninety
(90) days after we make the offer. Once we pay the agreed value, you shall cease to have any interest in your shares.

A COURT WILL SETTLE FAIR VALUE DISPUTES
If you properly file your notice to elect to dissent and (i) we fail to send you an offer to pay fair value within the ten (10) day period after the reincorporation, or (ii) you fail to accept that offer within thirty (30) days after we send the offer, the we may file an action in a court of competent jurisdiction in Palm Beach County, Florida within sixty (60) days after the reincorporation. In that action, we will ask the court to determine (i) the fair value of your shares, and (ii) whether you are entitled to receive payment for your shares. If we fail to institute this action, you may institute the action in our name.

All dissenting shareholders, other than those who accepted our offer, shall be made parties to the proceeding as an action against their shares. All shareholders who are proper parties to the action are entitled to judgment against the company for the amount of the fair value of the shares.

The court may appoint one or more persons as appraisers to receive evidence and make a fair value recommendation to the court. The appraisers shall have such power and authority as is specified by the order of the court.

The company will pay to each dissenting shareholder the amount found to be due by the court within ten (10) days after the final determination of the action. The court may include a fair rate of interest in the judgment. Upon payment of the judgment, you will no longer have any interest in the shares.

The costs and expenses of this action shall be determined by the court and assessed against the company. However, the court may, assess all or part of such costs and expenses against any or all of the dissenting shareholders if the court finds that the action of such shareholders in failing to accept our offer was arbitrary, vexatious, or not in good faith.

                                  -------------

If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under the Florida Business Corporation Act, could be more than, the same as, or less than the amount of value of the shares of Excalibur shares you will be deemed to have received as a result of the reincorporation of our company in Delaware.

IF YOU FAIL TO COMPLY FULLY WITH THE STATUTORY PROCEDURE SUMMARIZED ABOVE, YOU WILL FORFEIT YOUR RIGHT TO DISSENT.

                                 RECENT CHANGES

CHANGE IN CONTROL

On April 8, 2002, GRMG Acquisition Corp., a Texas corporation and our wholly owned subsidiary, merged with and into Excalibur Holdings, Inc., a Texas corporation. As a result of the Excalibur Holdings merger, each outstanding share of Excalibur Holdings common stock was converted into one (1) share of our common stock, each outstanding share of Excalibur Holdings Series A preferred stock was converted into one (1) share of our Series A preferred stock, and each outstanding share of Excalibur Holdings Series B preferred stock was converted into one (1) share of our Series B preferred stock, and the outstanding shares of GRMG Acquisition Corp. were converted into one hundred shares of Excalibur Holdings, making Excalibur Holdings our wholly owned subsidiary. In total, we issued 11,633,699 shares of common stock, 1,000,000 shares of Series A preferred stock, and 806,000 shares of Series B preferred stock to the Excalibur Holdings shareholders pursuant to the merger. Each share of Series A and Series B preferred stock are convertible into one (1) share of our common stock.

As a result of the merger, the former shareholders of Excalibur Holdings control Global Realty, holding approximately 91.94% of the outstanding shares of voting stock of Global Realty. The former shareholders of Excalibur Holdings obtained control of Global Realty from Joseph Spitzer and Michael Farkas, who held approximately 93.7% of the voting stock of Global Realty immediately before the merger.

 As a result of the merger, our former directors and executive officers have resigned, and we have appointed the following persons as directors and executive officers:

WILLIAM S.H. STUART is the Chairman of the Board and our Chief Executive Officer. Mr. Stuart was a co-founder of Excalibur Holdings and has been involved with all of its acquisitions. From August 1998 to December 2000, Mr. Stuart served as Chairman and CEO of HTE8, a Houston, Texas based privately held wireless Internet service provider. From April 1992 to March 1998, he served as Chairman, CEO and President of Bluegate Systems, Inc., a privately held full service network integration company located in Houston, Texas. In April 1998, Bluegate sold to EqualNet Inc., a Nasdaq small cap company, where Mr. Stuart served as Vice President from April 1998 to August 1998. Prior to that, Mr. Stuart served as Vice President and General Manager of MultiNet, Inc., from 1990 to 1992, which was a privately held systems integration firm located in Houston, Texas.

MATTHEW C. FLEMMING is a Director and our Chief Financial Officer, Treasurer, Secretary, and Executive Vice-President. Mr. Flemming was a co-founder of Excalibur Holdings and has been involved with all of its acquisitions. From June 1999 to March 2001, he served as Chief Executive Officer of WorldByNet, Inc. a Houston, Texas based privately held Internet start-up company. From January 1994 to May 1999, Mr. Flemming served as Chief Executive Officer of FARO Pharmaceuticals, Inc., a privately held specialty products company. From May 1991 to December 1993, he was a Series 7 licensed financial advisor with Eppler, Guerin and Turner, the largest regional investment banking firm in the Southwest at that time. Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston.

DWAYNE C. LEWIS is a Director and our Chief Operating Officer. Mr. Lewis was the founder, owner, and Chief Executive Officer of Excalibur Steel since its inception in 1997. Prior to founding Excalibur Steel, Mr. Lewis was the Chief Field Engineer at Osborn Engineering from 1993 to 1997, where he oversaw all aspects of the design process and field implementation services. Mr. Lewis received a Bachelor of Science in Civil Engineering from Alberta University.

AUBREY EARL SWIFT is a Director. Mr. Swift is the founder of Swift Energy Company, whose shares of common stock are traded on the New York Stock Exchange, and he has served as the Chairman of its board of directors since its founding in 1979. Mr. Swift also served as Swift Energy's Chief Executive Officer until May 2001. From 1962 to 1979, Mr. Swift was employed by affiliates of American Natural Resources Company, serving his last three years as vice president of Exploration and Production for the Michigan-Wisconsin Pipeline Company and American Natural Gas Production Company. From 1955 to 1961, Mr. Swift was employed by Humble Oil Company, a predecessor of Exxon U.S.A. Mr. Swift received a Bachelor of Science degree in petroleum engineering from the University of Oklahoma, a Juris Doctor from South Texas College of Law, and a Masters of Business Administration from the President/Key Executive Program at Pepperdine University.

FRANCIS X. MARSHIK is a Director. Mr. Marshik retired in 1986 from M.W. Kellogg, an engineering, construction, and fabrication company, where he served as its Senior Vice President of Global Business Development since 1980. From 1974 to 1980, Mr. Marshik was Commercial Vice President of M.W. Kellogg in London, and from 1968 to 1972, he was the head of the Far East as General Manager of Japan. From 1950 to 1966, Mr. Marshik held various positions at C.F. Braun, an engineering company. He received a Bachelor of Science from Oregon State University.

W. DONALD PARR is a Director. Mr. Parr currently serves as a financial advisor with UBS PaineWebber Securities, Inc., where he has served since 1995. From 1991 to 1995, Mr. Parr was a principal at Parr Consulting Group, where he advised clients on mergers and acquisitions, strategic planning, and capital markets matters. From 1987 to 1991, Mr. Parr served as chief financial officer and a director of NTS Corp., a real estate development and management company. From 1981 to 1987, he served as chief financial officer and a director of General Homes Corporation, a home building company whose common stock trades on the New York Stock Exchange at that time. Mr. Parr has been a member of the Board of Arbitrators, NASD Regulation, Inc. since 1997. He received his Bachelor of Science in Accounting and Economics and his Masters in Business Administration in Finance from American University.

G. ROSS BROWN is our Vice President of Operations. Mr. Brown has over 20 years of experience devoted to computer radio frequency networking, factory-floor and inventory management processes, enterprise manufacturing strategies, and supply chain management. From 1976 to 2001, he was with G. Ross Brown Companies serving as President of this Tulsa, Oklahoma based consulting company. From 1971 to 1976 he was Executive Vice President with Prewitt Engineering Consultants Mr. Brown received a Bachelor of Arts degree from Tokyo Westmar University.

DR. DAVID RAINS is our Vice President of Marketing. From 1999 to 2001, Mr. Rains served as vice president of business development for HTE8, a Houston, Texas based privately-held wireless Internet service provider. From 1994 to 1998, he served as Chief Operating Officer for Publishers Discount Warehouse, a privately-held direct marketing company with over 100 employees. From 1986 to 1994, Dr. Rains served as an independent consultant, providing consulting services for designing management information systems. From 1994 to 1996, Dr. Rains served on the Customer Advisory Board for Sprint Communications. He received a Doctor of Musical Arts degree from the University of Texas at Austin and Bachelor's and Master's degrees from Baylor University, where he was a National Merit Scholar.

                            -------------------------

                                              By Order of the Board of Directors

                                              Matthew C. Flemming
                                              EXECUTIVE VICE PRESIDENT, CHIEF
                                              FINANCIAL OFFICER, TREASURER, AND
                                              SECRETARY

May __, 2002
Houston, Texas

                                   APPENDIX A
                                   ----------

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER ("PLAN OF MERGER") made as of this 6th day of May, 2002, is by and between Global Realty Management Group, Inc., a Florida corporation ("GLOBAL REALTY"), and Excalibur Industries, Inc., a Delaware corporation ("EXCALIBUR"). Global Realty and Excalibur are sometimes referred to hereinafter as the "CONSTITUENT CORPORATIONS."

                                    RECITALS

         A. The authorized capital stock of Global Realty consists of the following: 67,759,859 shares of common stock, $.001 par value per share (the "COMMON STOCK") of which 12,812,436 shares are currently issued and outstanding, 1,650,000 shares of Series A Convertible Preferred Stock, $.001 par value per share (the "SERIES A PREFERRED STOCK") of which 1,000,000 shares are currently issued and outstanding, 2,400,000 shares of Series B Convertible Preferred Stock, $.001 par value per share (the "SERIES B PREFERRED STOCK") of which 806,000 shares are currently issued and outstanding, and 5,950,000 shares of undesignated preferred stock, $.001 par value per share (the "BLANK CHECK PREFERRED STOCK") none of which is currently issued and outstanding.

         B. Upon completion of the merger contemplated hereby, the authorized capital stock of Excalibur will consist of the following: 50,000,000 shares of common stock, $.001 par value per share, of which 12,812,436 shares will be issued and outstanding, 1,650,000 shares of Series A Convertible Preferred Stock, $.001 par value per share, of which 1,000,000 shares will be issued and outstanding, 2,400,000 shares of Series B Convertible Preferred Stock, $.001 par value per share, of which 806,000 shares will be issued and outstanding, and 5,950,000 shares of undesignated preferred stock, $.001 par value per share (the "BLANK CHECK PREFERRED STOCK") of which no shares will be issued and outstanding.

         C. The directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that Global Realty merge with and into Excalibur upon the terms and conditions herein provided.

         D. The parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Plan of Merger and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that Global Realty shall merge with and into Excalibur on the following terms and conditions:

                                   ARTICLE 1.
                       TERMS AND CONDITIONS OF THE MERGER
                       ----------------------------------

         1.1 MERGER. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, Global Realty shall be merged with and into Excalibur (the "MERGER"), and Excalibur shall survive the Merger.

         1.2 EFFECTIVE DATE. The Merger shall be effective upon the filing of Articles of Merger, together with a copy of this Plan of Merger, with the Florida Department of State, and the filing of a Certificate of Merger with the Delaware Secretary of State, as provided by the Florida Business Corporation Act and the Delaware General Corporation Law (the "EFFECTIVE DATE").

         1.3 SURVIVING CORPORATION. On the Effective Date, Excalibur, as the surviving corporation (the "SURVIVING CORPORATION"), shall continue its corporate existence under the laws of the State of Delaware and shall succeed to all of the rights, privileges, powers and property of Global Realty in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law, and the separate corporate existence of Global Realty, except insofar as it may be continued by operation of law, shall cease and be terminated.

         1.4 CAPITAL STOCK OF GLOBAL REALTY AND EXCALIBUR. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

                  (a) Each share of Common Stock of Global Realty issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of the common stock, par value $.001 per share, of Excalibur ("EXCALIBUR COMMON STOCK");

                  (b) Each share of Series A Preferred Stock of Global Realty issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of Series A Convertible Preferred Stock, par value $.001 per share, of Excalibur ("EXCALIBUR SERIES A PREFERRED STOCK");

                  (c) Each share of Series B Preferred Stock of Global Realty issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of Series B Convertible Preferred Stock, par value $.001 per share, of Excalibur ("EXCALIBUR SERIES B PREFERRED STOCK");

                  (d) Each share of Blank Check Preferred Stock of Global Realty issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of undesignated preferred stock, par value $.001 per share, of Excalibur ("EXCALIBUR BLANK CHECK PREFERRED STOCK"); and

                  (e) Each share of common stock, par value $.0001 per share, of Excalibur issued and outstanding immediately prior to the Effective Date (100 shares held by Global Realty) shall be canceled and returned to the status of authorized but unissued Excalibur Common Stock.

         1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the capital stock of Global Realty shall be deemed for all purposes to evidence ownership and to represent an equal number of shares of the capital stock of Excalibur and shall be so registered on the books and records of Excalibur or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Excalibur or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of Excalibur evidenced by such outstanding certificate as above provided. After the Effective Date, whenever certificates which formerly represented shares of Global Realty are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of Excalibur in accordance with Section 1.4 above.

         1.6 STOCK OPTIONS AND WARRANTS. Upon the Effective Date, each outstanding option or warrant to purchase shares of Common Stock of Global Realty shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of Excalibur Common Stock which is equal to the number of shares of Common Stock of Global Realty which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Effective Date (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date.

         1.7 OTHER EMPLOYEE BENEFIT PLANS. Excalibur will assume all of the obligations of Global Realty under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

                                   ARTICLE 2.
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
                    -----------------------------------------

         2.1 CERTIFICATE OF INCORPORATION. On the Effective Date, the Certificate of Incorporation of Excalibur will be the Certificate of Incorporation of the Surviving Corporation without change or amendment until duly amended in accordance with the provisions thereof and applicable law, except that Excalibur shall file Certificates of Designation with respect to the Excalibur Series A Preferred Stock and Excalibur Series B Preferred Stock prior to the Effective Date.

         2.2 BYLAWS. The Bylaws of Excalibur in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS. The directors of Global Realty immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

         2.4 OFFICERS. The officers of Global Realty immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

                                   ARTICLE 3.
                                  MISCELLANEOUS
                                  -------------

         3.1 FURTHER ASSURANCES. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of Global Realty such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Global Realty and otherwise to carry out the purposes of this Plan of Merger and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Global Realty or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 AMENDMENT. At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Global Realty and Excalibur to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger;

provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not do any of the following: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

         3.3 CONDITIONS OF MERGER. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

                  (a) This Plan of Merger shall have been approved by the shareholders of Global Realty in accordance with the Florida Business Corporation Act;

                  (b) Global Realty, as sole shareholder of Excalibur, shall have approved this Plan of Merger in accordance with the Delaware General Corporation Law; and

                  (c) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Global Realty to be material to consummation of the Merger shall have been obtained.

         3.4 ABANDONMENT OR DEFERRAL. At any time before the date of filing, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Plan of Merger by the shareholders of Global Realty, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. This Plan of Merger may be terminated at any time by the Board of Directors of Global Realty in the event that the number of shares as to which shareholders have properly exercised their rights under Section 607.1301 through
Section 607.1320 of the Florida Business Corporation Act is such that it is impracticable, in the sole judgment and discretion of such Board of Directors, to proceed with the consummation of the Merger. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Global Realty shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.

         3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                  --------------------------------------------

         IN WITNESS WHEREOF, the Plan of Merger, having first been duly approved by the Boards of Directors of Global Realty and Excalibur, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

                                     GLOBAL REALTY MANAGEMENT GROUP, INC.,
                                     A FLORIDA CORPORATION



                                 By  /S/ William S.H. Stuart
                                   -------------------------------------------
                                     William S.H. Stuart
                                     Its President and Chief Executive Officer


                                     EXCALIBUR INDUSTRIES, INC.,
                                     A DELAWARE CORPORATION



                                 By  /S/ William S.H. Stuart
                                   -------------------------------------------
                                     William S.H. Stuart
                                     Its President and Chief Executive Officer

                                   APPENDIX B
                                   ----------

                          CERTIFICATE OF INCORPORATION
                                       OF
                           EXCALIBUR INDUSTRIES, INC.


                                    ARTICLE I
                               NAME OF CORPORATION

         The name of this corporation is Excalibur Industries, Inc.


                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

         The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is Corporation Service Company.

                                   ARTICLE III
                                     PURPOSE

         The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
                            AUTHORIZED CAPITAL STOCK

         This corporation is authorized to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock" and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this corporation is authorized to issue is 50,000,000 and each such share shall have a par value of $.001, and the total number of shares of Preferred Stock this corporation is authorized to issue is 10,000,000 and each such share shall have a par value of $.001. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

                                    ARTICLE V
                                  INCORPORATOR

         The incorporator is Marc A. Indeglia, Esq., 1900 Main Street, Suite 125, Irvine, California 92614.

                                   ARTICLE VI
                        LIMITATION OF DIRECTOR LIABILITY

         To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE VII
                               PERPETUAL EXISTENCE

         The corporation is to have perpetual existence.


                                  ARTICLE VIII
                              STOCKHOLDER MEETINGS

         Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

                                   ARTICLE IX
                                     BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation, subject to any limitations expressed in such bylaws.

                                    ARTICLE X
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

         The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

         I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make, file and record this Certificate, hereby declaring and certifying under penalty of perjury that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand.

Dated:  May 3, 2002

                                                 /S/ Marc A. Indeglia
                                                 -------------------------------
                                                 Marc A. Indeglia, Incorporator

                                   APPENDIX C

                                     BYLAWS

                                       OF

                           EXCALIBUR INDUSTRIES, INC.
                             A Delaware Corporation


                                    ARTICLE I
                                     OFFICE

         1.1 REGISTERED OFFICE. The registered office of Excalibur Industries, Inc., a Delaware corporation (hereinafter called the "CORPORATION"), in the State of Delaware shall be at 1013 Centre Road, City of Wilmington, County of New Castle, and the name of the registered agent in charge thereof shall be Corporation Service Company.

         1.2 PRINCIPAL OFFICE. The principal office for the transaction of the business of the Corporation shall be 18625 Northchase Drive, Suite 630, Houston, Texas 77060. The Board of Directors (hereinafter called the "BOARD") is hereby granted full power and authority to change the principal office from one location to another.

         1.3 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         2.1 ANNUAL MEETINGS. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings in accordance with
Section 2.11 of these Bylaws may be held at such time, date and place as the Board shall determine by resolution.

         2.2 SPECIAL MEETINGS. A special meeting of the stockholders for the transaction of any proper business may be called at any time only by the Board.

         2.3 PLACE OF MEETINGS. All meetings of the stockholders shall be held at such places within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

         2.4 NOTICE OF MEETINGS.

                  (a) Except as otherwise required by law, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except as a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

                  (b) Whenever notice is required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any of the other sections, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this section.

         2.5 QUORUM. Except as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, and by any greater number of shares otherwise required to take such action by applicable law or the Certificate of Incorporation. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

         2.6 VOTING.

                  (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

                           (i) on the date fixed pursuant to Section 2.10 of
these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

                           (ii) if no such record date shall have been so fixed,
then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

                  (b) Voting shall in all cases be subject to the provisions of the Delaware General Corporation Law and to the following provisions:

                           (i) Subject to Section 2.6(b)(vii), shares held by an
administrator, executor, guardian, conservator, custodian or other fiduciary may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

                           (ii) Shares standing in the name of a receiver may be
voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

                           (iii) Subject to the provisions of the Delaware
General Corporation Law, and except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                           (iv) Shares standing in the name of a minor may be
voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the non-age, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the Corporation.

                           (v) Shares standing in the name of another
corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation. Shares which are purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

                           (vi) Shares of its own stock belonging to the
Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

                           (vii) Shares held by the Corporation in a fiduciary
capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares.

                           (viii) If shares stand of record in the names of two
or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                                    (A) If only one votes, such act binds all;

                                    (B) If more than one vote, the act of the
majority so voting binds all;

                                    (C) If more than one vote, but the vote is
evenly split on any particular matter, each fraction may vote the securities in question proportionately. If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

                  (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of three (3) years from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the Delaware General Corporation Law.

                  (d) At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present.

                  (e) The vote at any meeting of the stockholders on any question need not be written ballot, unless so directed by the chairman of the meeting; provided, however, that any election of directors at any meeting must be conducted by written ballot upon demand made by any stockholder or stockholders present at the meeting before the voting begins. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

         2.7 ACTION WITHOUT A MEETING. Any action which is required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records.

         Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

         Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with this section, and that written notice has been given as provided in this section.

         2.8 LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         2.9 JUDGES. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall: (i) decide upon the qualification of the voters; (ii) report the number of shares represented at the meeting and entitled to vote on such question; (iii) conduct the voting and accept the votes; and (iv) when the voting is completed, ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

         2.10 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

                  (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.

                  (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

                  (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         2.11 STOCKHOLDER PROPOSALS AT ANNUAL MEETINGS.

                  (a) Business may be properly brought before an annual meeting by a stockholder only upon the stockholder's timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting as originally scheduled; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this
Section 2.11, any adjournment(s) or postponement(s) of the original meeting shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any reconvened meeting unless such timely notice of such business was given to the Secretary of the Corporation for the meeting as originally scheduled. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Notwithstanding the foregoing, nothing in this Section 2.11 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of the Board.

                  (b) The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.11, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         2.12 NOTICE OF STOCKHOLDER NOMINEES.

                  (a) Nominations of persons for election to the Board of the Corporation shall be made only at a meeting of stockholders and only (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.12. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this
Section 2.12, any adjournment(s) or postponement(s) of the original meeting shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a stockholder of persons to be elected directors of the Corporation may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder. Notwithstanding the foregoing, nothing in this Section 2.12 shall be interpreted or construed to require the inclusion of information about any such nominee in any proxy statement distributed by, at the discretion of, or on behalf of the Board.

                  (b) The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 2.12, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         3.1 GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board.

         3.2 NUMBER AND TERM OF OFFICE. The authorized number of directors shall be no less than three (3) and no more than twelve (12). The exact number of authorized directors shall be set by resolution of the Board of Directors, within the limits specified above. Directors need not be stockholders. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified, or he resigns, or he is removed in a manner consistent with these Bylaws.

         3.3 ELECTION OF DIRECTORS. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes in accordance with the system of voting established by these Bylaws shall be the directors.

         3.4 RESIGNATION AND REMOVAL OF DIRECTORS. Any director of the Corporation may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any or all of the directors may be removed with or without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

         3.6 VACANCIES. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by a majority of the remaining directors, though less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and qualified or until he shall resign or shall have been removed in the manner hereinafter provided.

         3.7 PLACE OF MEETING, ETC. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

         3.8 FIRST MEETING. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

         3.9 REGULAR MEETINGS. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as may be required by law or specified herein, notice of regular meetings need not be given.

         3.10 SPECIAL MEETINGS. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President or any two or more directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         3.11 QUORUM AND MANNER OF ACTING. Except as otherwise provided in these Bylaws, in the Certificate of Incorporation or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business, at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

         3.12 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

         3.13 COMPENSATION. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         3.14 COMMITTEES OF DIRECTORS.

                  (a) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority to act on behalf of the Board with regard to the following:

                           (i) the approval of any action which, under the
Delaware General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

                           (ii) the filling of vacancies on the Board of
Directors or on any committees;

                           (iii) the fixing of compensation of the directors for
serving on the Board or on any committee;

                           (iv) the amendment or repeal of Bylaws or the
adoption of new Bylaws;

                           (v) the amendment or repeal of any resolution of the
Board of Directors which by its express terms is not so amendable or repealable;

                           (vi) a distribution to the stockholders of the
Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

                           (vii) the appointment of any other committees of the
Board of Directors or the members thereof.

                  (b) Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws dealing with the place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment and action without meeting, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors or a committee may adopt rules for the government of such committee not inconsistent with the provisions of these Bylaws.

         Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         3.15 OTHER COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more non-employee directors and one or more other disinterested persons, who need not be directors, for the purpose of providing advice to the Board regarding any matter, including but not limited to the compensation of officers and other key employees. For the purposes of this Section, a "disinterested person" means any person having no significant interest in the actions of the committee, as determined by the Board. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall assist the Board in exercising its powers and authority in the management of the business and affairs of the Corporation, but shall not itself exercise such powers and authority. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of any such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint any disinterested person to act at the meeting in the place of any such absent or disqualified member. The compensation and reimbursement of expenses of the members of any such committee shall be determined by resolution passed by a majority of the whole Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any such member from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         3.16 CERTAIN TRANSACTIONS. In the absence of fraud, no contract or other transaction between the Corporation and any other corporation, and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are financially or otherwise interested in, or are directors or officers of, such other corporations; and, in the absence of fraud, any director, individually, or any firm of which any director may be a member, may be a party to, or may be financially or otherwise interested in, any contract or transaction of the Corporation; provided, in any case, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or committee. Any director of the Corporation who is also a director or officer of any such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation that shall authorize any such contract, act or transaction, and may vote thereat to authorize any such contract, act or transaction, with full force and effect as if he were not such director or officer of such other corporation or not so interested.

                                   ARTICLE IV
                                    OFFICERS

         4.1 CORPORATE OFFICERS.

                  (a) The officers of the Corporation shall be a Chief Executive Officer (Chairman of the Board), a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, Chief Operating Officer, Chief Financial Officer (Treasurer) and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.1(b).

                  (b) In addition to the officers specified in Section 4.1(a), the Board may appoint such other officers as the Board may deem necessary or advisable, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any officer provided for in this Section 4.1(b).

                  (c) Any number of offices may be held by the same person.

         4.2 ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The officers of the Corporation, except such officers as may be appointed in accordance with Sections 4.1(b) or 4.5, shall be appointed annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until such officer shall resign or shall be removed by the Board (either with or without cause) or otherwise disqualified to serve, or the officer's successor shall be appointed and qualified.

         4.3 REMOVAL. Any officer of the Corporation may be removed, with or without cause, at any time at any regular or special meeting of the Board by a majority of the directors of the Board at the time in office or, except in the case of an officer appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

         4.4 RESIGNATIONS. Any officer may resign at any time by giving written notice of his resignation to the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board, President or Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         4.5 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or other cause may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments or elections to such office.

         4.6 CHIEF EXECUTIVE OFFICER (CHAIRMAN OF THE BOARD). The Chief Executive Officer (Chairman of the Board) of the Corporation shall be the chief executive officer of the Corporation, unless otherwise determined by the Board, and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board.

         4.7 PRESIDENT. The President shall have, subject to the control of the Board and/or the Chief Executive Officer (Chairman of the Board), general and active supervision and management over the business of the Corporation and over its several subordinate officers, assistants, agents and employees. The President shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer (Chairman of the Board), the Board or as prescribed by the Bylaws. At the request of the Chief Executive Officer (Chairman of the Board), or in the case of the absence or inability to act of the Chief Executive Officer (Chairman of the Board) upon the request of the Board, the President shall perform the duties of the Chief Executive Officer (Chairman of the Board) and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer (Chairman of the Board).

         4.8 VICE PRESIDENTS. Each Vice President shall have such power and perform such duties as the Board may from time to time prescribe. At the request of the President, or in the case of the President's absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

         4.9 CHIEF OPERATING OFFICER. The Chief Operating Officer shall have, subject to the control of the Chief Executive Officer, President, and the Board, general and active supervision and management over the operations of the Corporation, the subsidiaries, and over its several subordinate officers, assistants, agents and employees. The Chief Operating Officer shall have such other powers and duties as may from time to time be assigned to him by the Chief Executive Officer, President and the Board or as prescribed by the Bylaws.

         4.10 CHIEF FINANCIAL OFFICER (TREASURER). The Chief Financial Officer (Treasurer) shall supervise, have custody of, and be responsible for all funds and securities of the Corporation. The Chief Financial Officer (Treasurer) shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board or in accordance with authority delegated by the Board. The Chief Financial Officer (Treasurer) shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. The Chief Financial Officer (Treasurer) shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Chief Financial Officer (Treasurer) shall, in general, perform all other duties incident to the office of Chief Financial Officer (Treasurer) and such other duties as from time to time may be assigned to the Chief Financial Officer (Treasurer) by the Board.

         4.11 SECRETARY. The Secretary shall have the duty to record the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose. The Secretary shall see that all notices are duly given in accordance with these Bylaws and as required by law; shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, he shall perform all the duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board.

         4.12 COMPENSATION. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

                                    ARTICLE V
                           CONTRACTS, CHECKS, DRAFTS,
                               BANK ACCOUNTS, ETC.

         5.1 EXECUTION OF CONTRACTS. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any account.

         5.2 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.

         5.3 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chief Executive Officer, President, any Vice President or the Chief Financial Officer, (or any other officer or officers, assistant or assistants, agent or agents or attorney or attorneys of the Corporation who shall from time to time be determined by the Board), may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

         5.4 GENERAL AND SPECIAL BANK ACCOUNTS. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI
                            SHARES AND THEIR TRANSFER

         6.1 CERTIFICATES FOR STOCK.

                  (a) The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate, in such form as the Board shall prescribe, signed by, or in the name of, the Corporation by the Chief Executive Officer (Chairman of the Board), or the President or Vice President, and by the Chief Financial Officer (Treasurer) or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificates, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue.

                  (b) A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4.

         6.2 TRANSFERS OF STOCK. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

         6.3 REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         6.4 LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

         6.5 PAYMENT FOR SHARES. Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 AUTHORIZATION FOR INDEMNIFICATION. The Corporation may indemnify, in the manner and to the full extent permitted by law, any person (or the estate, heirs, executors, or administrators of any person) who was or is a party to, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

         7.2 ADVANCE OF EXPENSES. Costs and expenses (including attorneys' fees) incurred by or on behalf of a director or officer in defending or investigating any action, suit, proceeding or investigation may be paid by the Corporation in advance of the final disposition of such matter, if such director or officer shall undertake in writing to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, or by the stockholders, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the director, officer, employee or agent acted in bad faith or deliberately breached his duty to the Corporation or its stockholders, and (b) as a result of such actions by the director, officer, employee or agent, it is more likely than not that it will ultimately be determined that such director, officer, employee or agent is not entitled to indemnification.

         7.3 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

         7.4 NON-EXCLUSIVITY. The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 SEAL. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

         8.2 WAIVER OF NOTICES. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Attendance of a person at a meeting (whether in person or by proxy in the case of a meeting of stockholders) shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

         8.3 AMENDMENTS. The original or other Bylaws of the Corporation may be adopted, amended or repealed by the incorporators, by the initial directors if they were named in the Certificate of Incorporation, or, before the Corporation has received any payment for any of its stock, by its Board. After the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal Bylaws shall be in the Board; provided, however, that the fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

         8.4 REPRESENTATION OF OTHER CORPORATIONS. The Chief Executive Officer (Chairman of the Board), President, any Vice President or the Secretary of this Corporation is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

         8.5 STOCK PURCHASE PLANS. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise.

         Any stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares, the time limits of and termination of the plan and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

         8.6 CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                   C E R T I F I C A T E O F S E C R E T A R Y
                  --------------------------------------------


                  I, the undersigned, do hereby certify the following:

                  1. That I am the duly elected and acting Secretary of Excalibur Industries, Inc., a Delaware corporation; and

                  2. That the foregoing Bylaws, comprising twenty (20) pages, constitute the Bylaws of said Corporation as duly adopted by the incorporator of said Corporation and as duly approved by the board of directors of said Corporation by unanimous written consent effective as of May 3, 2002.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation effective as of May 3, 2002.



                                                  /s/ Matthew C. Flemming
                                                  ------------------------------
                                                  Matthew C. Flemming, Secretary

                                   APPENDIX D

THE 2001 FLORIDA STATUTES
--------------------------------------------------------------------------------

     TITLE XXXVI              CHAPTER 607
     -----------              -----------
Business Organizations        Corporations

607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History.--s. 118, ch. 89-154.

THE 2001 FLORIDA STATUTES
--------------------------------------------------------------------------------

    TITLE XXXVI                         CHAPTER 607
    -----------                         -----------
Business Organizations                  Corporations


607.1302 Right of shareholders to dissent.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party:

1. If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History.--s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

THE 2001 FLORIDA STATUTES
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     TITLE XXXVI                        CHAPTER 607
     -----------                        -----------
Business Organizations                  Corporations

607.1320 Procedure for exercise of dissenters' rights.--

(1)(a) If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a) Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History.--s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.